Horizon Defensive Multi-Factor Fund

Advisor Class (USAAX)

Institutional Class (USRIX)

Investor Class (USRAX)

Horizon ESG Defensive Core Fund

Advisor Class (HESAX)

Institutional Class (HESIX)

Investor Class (HESGX)

Horizon Multi-Asset Income Fund

Advisor Class (HMAAX)

Institutional Class (HMAIX)

Investor Class (HMANX)

December 26, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling 1-855-754-7932 or by contacting your financial intermediary (such as a broker-dealer or a bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-855-754-7932 to let the Fund know of your request. Your election to receive in paper will apply to all Funds held in your account.

The Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTIONS	2
Horizon Defensive Multi-Factor Fund	2
Horizon ESG Defensive Core Fund	8
Horizon Multi-Asset Income Fund	13
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	20
PRINCIPAL INVESTMENT RISKS	22
MANAGEMENT OF THE FUNDS	31
HOW SHARES ARE PRICED	34
HOW TO PURCHASE SHARES	35
HOW TO REDEEM SHARES	37
HOW TO EXCHANGE SHARES	42
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	42
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	43
HOUSEHOLDING	44
ADDITIONAL INFORMATION	44
FINANCIAL HIGHLIGHTS	45
PRIVACY Notice	46
WHERE TO GO FOR MORE INFORMATION	Back Cover

SUMMARY SECTIONS

Horizon Defensive Multi-Factor Fund

Investment Objective: The investment objective of the Horizon Defensive Multi-Factor Fund (the “Defensive Fund”) is to capture the majority of the returns associated with domestic equity market investments, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist® strategy”).

Fees and Expenses of the Defensive Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(1) (2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.39%	1.14%	1.24%
Fee Waiver and Expense Reimbursements/Recoupment(3)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.29%	1.04%	1.14%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Defensive Fund and is not a direct expense incurred by the Defensive Fund or deducted from Fund assets.
(3)	The Defensive Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the Defensive Fund, at least until December 31, 2022, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example: This Example is intended to help you compare the cost of investing in the Defensive Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defensive Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defensive Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Advisor Class	$131	$420
Institutional Class	$106	$352
Investor Class	$116	$373

Portfolio Turnover. The Defensive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defensive Fund’s performance. The Defensive Fund’s portfolio turnover rate for the most recent fiscal year was not available as of the date of this prospectus.

Principal Investment Strategies of the Defensive Fund

The Defensive Fund seeks to achieve its investment objective by investing primarily in large and mid-cap U.S. common stocks, and employs defensive techniques, including strategic portfolio positioning, to achieve lower overall volatility as compared to the market generally. Additionally, during periods of heightened market risk, the Defensive Fund will seek to mitigate downside risk through its Risk Assist® strategy, which is an active risk reduction strategy that seeks to guard against large declines in the Fund’s portfolio by investing up to 100% of the portfolio in Cash Equivalents (defined below). The Defensive Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), generally considers large and mid-cap issuers to be those that are within the range of the S&P 500 and S&P 400 indices when purchased. However, the Fund can invest in companies of any size, which may include small-cap companies, at the discretion of the Adviser.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. The Defensive Fund expects its risk/return analysis will favor defensive investments, and therefore the Defensive Fund may lag the performance of traditional U.S. equity markets in strong up markets, but is designed to outperform when traditional U.S. equity markets decline. The Defensive Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Under normal circumstances, the Defensive Fund will invest not less than 80% of the value of its net assets in the securities of U.S. companies.

The Defensive Fund may at times hold fixed-income securities, or ETFs that invest in fixed-income securities, including, without limitation, lower-quality fixed-income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). Although the Defensive Fund typically focuses on fixed income securities with maturities of less than five years, the Defensive Fund may invest in fixed income securities without regard to maturity or duration.

Options. The Defensive Fund may also buy or write options on puts or calls for investment purposes, to hedge other investments, or to generate option premiums for the Fund. The Defensive Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Defensive Fund may involve a “collateralized” strategy more generally, where the Defensive Fund may write put options on a security whose value is collaterized by cash (“cash-secured puts”) or otherwise collaterized by the Fund’s securities.

The Defensive Fund’s option strategies may involve options combinations, such as spreads, straddles, strangles and collars. In “spread” transactions, the Defensive Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Defensive Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Defensive Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. A “collar” position combines a put option purchased by the Defensive Fund (the right of the Defensive Fund to sell a specific security within a specified period) with a call option that is written by the Defensive Fund (the right of the counterparty to buy the same security) in a single instrument, and the Defensive Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Defensive Fund may engage.

Additional Overlay: Risk Assist® Strategy

Under the Risk Assist® strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions (such as increases in market volatility and decreases in global equity markets), in order to apply a proprietary process that prompts a risk reduction of the portfolio. Horizon executes this strategy by investing up to 100% of the Defensive Fund’s portfolio in U.S. Treasuries or other cash equivalents, which may include, without limitation, U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”); U.S. Government money market funds; exchange traded options on U.S. Treasury Securities; repurchase agreements fully collateralized by U.S. Treasury Securities; or ETFs that invest in any of the foregoing (collectively, “Cash Equivalents”). The Defensive Fund may invest in U.S. Treasury Securities without regard to maturity or duration.

Although Horizon may allocate 100% of the Defensive Fund’s assets to the Risk Assist® strategy, it is not required to. Instead, Horizon employs the Risk Assist® strategy in stages, and Horizon may allocate between 0% and 100% of the Defensive Fund’s assets to the Risk Assist® strategy, depending on Horizon’s determination of current market risk.

The Defensive Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Defensive Fund.

The Defensive Fund’s algorithm also includes a process by which it systematically attempts to protect investment gains within the portfolio based on Horizon’s measures of perceived risk. To implement this process, referred to as a “ratchet”, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period (the “loss tolerance limit”). As the Risk Assist’s portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist® algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Principal Risks of the Defensive Fund

Many factors affect the Defensive Fund’s performance. The Defensive Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Defensive Fund invests. The Defensive Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Defensive Fund.

Management Risk. The ability of the Defensive Fund to meet its investment objective is directly related to the allocation of the Defensive Fund’s assets. Horizon may allocate the Defensive Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Defensive Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Risk Assist® Strategy Risk. Implementing the Defensive Fund’s Risk Assist® strategy may result in periods of time when the Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® strategy, including the ratchet function, will be successful in preventing losses in the Defensive Fund’s portfolio. Because the Risk Assist® strategy may be implemented in stages, the Defensive Fund may have market exposure during times when the Risk Assist® strategy is being implemented. To the extent that the Risk Assist® strategy is implemented, the Defensive Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist® strategy is not implemented in a timely manner, the Defensive Fund may underperform.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Defensive Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Defensive Fund to potentially significant losses. If the Defensive Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Defensive Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Defensive Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Defensive Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Defensive Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Defensive Fund’s portfolio. Any of these factors could cause the Defensive Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Turnover Risk. As a result of its trading strategies, the Defensive Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Defensive Fund, and may also result in the realization of short-term capital gains. The Defensive Fund must generally distribute realized capital gains to shareholders, increasing the Defensive Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Large Capitalization Company Risk.    Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Domestic Strategy Risk. Because the Defensive Fund will invest primarily in securities of U.S. issuers, the Defensive Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Equity Securities Risk.  Equity securities typically have greater price volatility than fixed-income securities.  The market price of equity securities owned by the Defensive Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Defensive Fund’s direct fees and expenses. As a result, the cost of investing in the Defensive Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Defensive Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed-income securities or foreign currencies.

Fixed-income Risk. The Defensive Fund will be subject to fixed-income risks to the extent that the Defensive Fund implements the Risk Assist strategy. The value of investments in fixed-income securities, options on fixed-income securities and securities in which the underlying investments are fixed-income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Defensive Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Defensive Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Defensive Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Defensive Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Focus Risk. To the extent that the Defensive Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Defensive Fund’s performance.

High Yield or Junk Bond Risk. Lower-quality fixed-income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Defensive Fund’s service providers or counterparties, issuers of securities held by the Defensive Fund, or other market participants may adversely affect the Defensive Fund and its shareholders, including by causing losses for the Defensive Fund or impairing its operations.

Performance

Performance information for the Defensive Fund is not included because the Defensive Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Defensive Fund has at least one calendar year of performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Investments of Horizon, and Josh Rohauer, Portfolio Manager of Horizon, share responsibility for the day-to-day management of the Defensive Fund as Co-Portfolio Managers. Each has been a Co-Portfolio Manager of the Defensive Fund since its inception in June 2019.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Defensive Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Defensive Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Defensive Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Defensive Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Defensive Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defensive Fund through a broker-dealer or other financial intermediary (such as a bank), the Defensive Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defensive Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon ESG Defensive Core Fund

Investment Objective: The investment objective of the Horizon ESG Defensive Core Fund (the “ESG Fund”) is to seek long-term growth of capital, current income and growth of income, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist® strategy”).

Fees and Expenses of the ESG Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the ESG Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(1) (2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.34%	1.09%	1.19%
Fee Waiver and Expense Reimbursements/Recoupment(3)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.24%	0.99%	1.09%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the ESG Fund and is not a direct expense incurred by the ESG Fund or deducted from Fund assets.
(3)	The ESG Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the ESG Fund, at least until December 31, 2022, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.94% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example: This Example is intended to help you compare the cost of investing in the ESG Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ESG Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ESG Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Advisor Class	$126	$410
Institutional Class	$106	$352
Investor Class	$111	$363

Portfolio Turnover. The ESG Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the ESG Fund’s performance. No portfolio turnover rate is provided for the ESG Fund because the ESG Fund had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies of the ESG Fund

The ESG Fund seeks to achieve the ESG Fund’s investment objective by investing in large U.S. common stocks screened by the Fund’s investment sub-adviser, DWS Investment Management Americas, Inc. (“DIMA”), with regard to certain environmental, social and corporate governance impact (“ESG”) criteria. DIMA generally considers large to be those that are within the range of the Russell 1000 index when purchased. The ESG Fund also seeks to mitigate downside risk by allocating all or a portion of the ESG Fund’s portfolio, as determined by Horizon, to Horizon’s Risk Assist® strategy, which is an active risk reduction strategy intended to guard against large declines in an equity portfolio.

Under normal circumstances, the ESG Fund will invest not less than 80% of the value of its net assets in “ESG investments”, which the ESG Fund defines as equity securities and fixed income investments issued by companies that qualify for investment after undergoing DIMA’s ESG screening process. For purposes of this policy, the ESG Fund considers U.S. Treasury Securities to qualify as ESG investments.

ESG Screening. To determine the securities in which the ESG Fund will invest, DIMA initially evaluates an issuer issuer’s performance across certain ESG criteria (outlined below), and then summarizes this evaluation in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of DIMA, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by DIMA are considered for investment by the ESG Fund. When determining the proprietary ESG rating for each issuer, DIMA considers multiple factors, including:

•	Level of involvement in controversial sectors and weapons;
•	Adherence to corporate governance principles (including, but not limited to: composition, effectiveness and independence of the board of directors; remuneration; and relations with shareholders, including shareholder voting rights);
•	ESG rating relative to a peer group of issuers; and
•	Efforts to meet the United Nations’ Sustainable Development Goals, which are focused on ending poverty and other deprivations by improving health and education, reducing inequality, and spurring economic growth concurrently with addressing climate change and the preservation of oceans and forests.

Stocks not eliminated in the ESG screening process are then further evaluated for potential investment by DIMA, as described below.

Equity Selection. In choosing stocks, the ESG Fund uses proprietary quantitative models to identify and acquire holdings for the ESG Fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The ESG Fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the Russell 1000 index. The ESG Fund may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the Russell 1000 index. All of DIMA’s investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by the ESG Fund may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.

Additional Overlay: Risk Assist® Strategy

Under the Risk Assist® strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions (such as increases in market volatility and decreases in global equity markets), in order to apply a proprietary process that prompts a risk reduction of the portfolio. Horizon executes this strategy by investing up to 100% of the ESG Fund’s portfolio in U.S. Treasuries or other cash equivalents, which may include, without limitation, U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”); U.S. Government money market funds; exchange traded options on U.S. Treasury Securities; repurchase agreements fully collateralized by U.S. Treasury Securities; or ETFs that invest in any of the foregoing (collectively, “Cash Equivalents”). The ESG Fund may invest in U.S. Treasury Securities without regard to maturity or duration.

Although Horizon may allocate 100% of the ESG Fund’s assets to the Risk Assist® strategy, it is not required to. Instead, Horizon employs the Risk Assist® strategy in stages, and Horizon may allocate between 0% and 100% of the ESG Fund’s assets to the Risk Assist® strategy, depending on Horizon’s determination of current market risk.

The ESG Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the ESG Fund. When Horizon employs the Risk Assist® strategy, Horizon will direct DIMA to sell a specified amount of securities, and DIMA will select the specific securities to be sold and execute the sales, and Horizon will then buy Cash Equivalents. When Horizon determines to eliminate or reduce the ESG Fund’s allocation to the Risk Assist® strategy, Horizon will sell the Cash Equivalents, and DIMA will re-implement the portfolio.

The ESG Fund’s algorithm also includes a process by which it systematically attempts to protect investment gains within the portfolio based on Horizon’s measures of perceived risk. The result of this process is referred to as a “ratchet”. To implement the ratchet, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period. As the Risk Assist’s portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist® algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Principal Risks of the ESG Fund

Many factors affect the ESG Fund’s performance. The ESG Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector and geographic location of the securities in which the ESG Fund invests. The ESG Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the ESG Fund.

ESG Investing Risk. Investing primarily in investments that meet ESG criteria carries the risk that the ESG Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.

Management Risk. The ability of the ESG Fund to meet its investment objective is directly related to DIMA’s selection of securities in the ESG Fund’s portfolio, and Horizon’s ability to effectively allocate Fund assets to, and otherwise implement, the Risk Assist® strategy. The ability of the ESG Fund to meet its investment objective will also depend on Horizon’s ability to successfully oversee the activities of, and communicate with, DIMA. The ESG Fund’s portfolio may under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the ESG Fund’s value may be adversely affected. The ESG Fund’s portfolio managers analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results..

Risk Assist® Strategy Risk. Implementing the ESG Fund’s Risk Assist® strategy may result in periods of time when the Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® strategy, including the ratchet function, will be successful in preventing losses in the ESG Fund’s portfolio. Because the Risk Assist® strategy may be implemented in stages, the ESG Fund may have market exposure during times when the Risk Assist® strategy is being implemented. To the extent that the Risk Assist® strategy is implemented, the ESG Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist® strategy is not implemented in a timely manner, the ESG Fund may underperform.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The ESG Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Quantitative Model Risk. The ESG Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the ESG Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Fund’s investment adviser or sub-adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the ESG Fund’s portfolio. Any of these factors could cause the ESG Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Turnover Risk. As a result of its trading strategies, the ESG Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the ESG Fund, and may also result in the realization of short-term capital gains. The ESG Fund must generally distribute realized capital gains to shareholders, increasing the ESG Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Domestic Strategy Risk. Because the ESG Fund will invest primarily in securities of U.S. issuers, the ESG Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Equity Securities Risk.  Equity securities typically have greater price volatility than fixed-income securities.  The market price of equity securities owned by the ESG Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the ESG Fund’s direct fees and expenses. As a result, the cost of investing in the ESG Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the ESG Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed-income securities or foreign currencies.

Fixed-income Risk. The ESG Fund will be subject to fixed-income risks to the extent that the ESG Fund implements the Risk Assist strategy. The value of investments in fixed-income securities, options on fixed-income securities and securities in which the underlying investments are fixed-income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the ESG Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the ESG Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the ESG Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the ESG Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Focus Risk. To the extent that the ESG Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the ESG Fund’s performance.

Large Capitalization Company Risk.  Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the ESG Fund’s service providers or counterparties, issuers of securities held by the ESG Fund, or other market participants may adversely affect the ESG Fund and its shareholders, including by causing losses for the ESG Fund or impairing its operations.

Performance

Performance information for the ESG Fund is not included because the ESG Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available in the Prospectus once the ESG Fund has at least one calendar year of performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC serves as the investment adviser to the ESG Fund. Horizon has engaged DWS Investment Management Americas, Inc. to serve as investment sub-adviser for the ESG Fund, subject to the oversight of Horizon and the Fund’s Board of Directors.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Investments of Horizon, and Josh Rohauer, Portfolio Manager of Horizon, share responsibility for the day-to-day management of the ESG Fund’s Risk Assist® strategy as Co-Portfolio Managers. Each has been a Co-Portfolio Manager of the ESG Fund since its inception in December 2019. Pankaj Bhatnagar, Managing Director and Lead Portfolio Manager of DIMA, and Arno V. Puskar, Director and Portfolio Manager of DIMA, are the portfolio managers for the ESG core equity portion of the ESG Fund and share responsibility for the day-to-day management of the sub-adviser’s strategy. Mr. Bhatnagar and Mr. Puskar have each been a portfolio manager for the ESG Fund since its inception in December 2019.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the ESG Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the ESG Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the ESG Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the ESG Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The ESG Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the ESG Fund through a broker-dealer or other financial intermediary (such as a bank), the ESG Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ESG Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Multi-Asset Income Fund

Investment Objective: The investment objective of the Horizon Multi-Asset Income Fund (the “Multi-Asset Income Fund”) is to seek to maximize current income with a secondary emphasis on capital appreciation.

Fees and Expenses of the Multi-Asset Income Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Multi-Asset Income Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(1)(2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.39%	1.14%	1.24%
Fee Waiver and Expense Reimbursements/Recoupment(3)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.34%	1.09%	1.19%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Multi-Asset Income Fund and is not a direct expense incurred by the Multi-Asset Income Fund or deducted from Fund assets.
(3)	The Multi-Asset Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Multi-Asset Income Fund, at least until December 31, 2022, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example. This Example is intended to help you compare the cost of investing in the Multi-Asset Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multi-Asset Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Asset Income Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Advisor Class	$136	$430
Institutional Class	$111	$352
Investor Class	$121	$383

Portfolio Turnover. The Multi-Asset Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Asset Income Fund’s performance. The Multi-Asset Income Fund’s portfolio turnover rate for the most recent fiscal year was not available as of the date of this prospectus.

Principal Investment Strategies of the Multi-Asset Income Fund

The Multi-Asset Income Fund seeks to achieve the Fund’s investment objective by allocating assets across various sectors of the global securities markets. The Multi-Asset Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), executes this strategy by primarily investing in “income-producing securities”, which Horizon defines as including any of the following: dividend paying global equity securities, fixed-income securities, cash equivalents, master limited partnerships (“MLPs”), mortgage-backed securities (“MBS”), real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and emerging market securities. The Fund may invest in securities of companies of any market capitalization.

With respect to fixed-income investments, the Fund may invest in any of the following: investment grade securities, below investment grade (high yield or “junk” bond) securities, sovereign debt (including U.S. treasuries and foreign securities), fixed- and floating-rate securities of publicly traded companies, hybrid securities (i.e., convertible bonds, preferred stock), corporate bonds and notes, mortgage-backed securities, asset-backed securities and government obligations. The Multi-Asset Income Fund may invest in fixed income securities without regard to maturity or duration.

Horizon selects securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Once selected, Horizon primarily employs a quantitative process to define the asset class allocation and portfolio weights across the multi-asset income universe. Horizon will generally assign larger weights to securities that offer either a higher expected return (using quantitative estimates for expected current income and capital appreciation) or a lower expected risk (using estimates of volatility, expected loss of capital and diversification benefits measured by co-movements with other securities selected for inclusion). In general, the Multi-Asset Income Fund will overweight securities that offer high current income or capital appreciation potential, along with either low measures of risk or strong diversification benefits.

Under normal conditions, the Multi-Asset Income Fund will invest between 30% and 70% of its total assets in global equities and between 30% and 70% of its total assets in fixed-income and/or hybrid securities. The Fund is typically invested in a combination of exchange-traded funds (“ETFs”) and individual securities. Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment. Typically, the Multi-Asset Income Fund will seek passive exposure to fixed-income and international markets through the use of ETFs; however, the Fund may invest in non-ETF securities, such as individual securities, when it believes such investments may offer higher return and/or lower risk than an ETF.

The Multi-Asset Income Fund may also use a proprietary volatility control process that seeks to manage volatility within the Multi-Asset Income Fund’s portfolio based on Horizon’s measures of perceived risk. In this regard, the Multi-Asset Income Fund may seek to reduce risk when market volatility is expected to be elevated or increase risk when volatility is expected to be low. To reduce risk, the Fund may allocate a portion of the portfolio in U.S. Treasuries or other cash equivalents, which may include, without limitation, U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”); U.S. Government money market funds; exchange traded options on U.S. Treasury Securities; repurchase agreements fully collateralized by U.S. Treasury Securities; or ETFs that invest in any of the foregoing (collectively, “Cash Equivalents”).

Options. The Multi-Asset Income Fund may also use option writing strategies to generate income, by selling put and call options (the “Options Portfolio”) on underlying positions, or for hedging and risk management.

The Multi-Asset Income Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collaterized by cash (“cash-secured puts”) or otherwise collaterized by the Fund’s securities. The Multi-Asset Income Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Multi-Asset Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Multi-Asset Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Multi-Asset Income Fund (the right of the Multi-Asset Income Fund to sell a specific security within a specified period) with a call option that is written by the Multi-Asset Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Multi-Asset Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Multi-Asset Income Fund may engage; however, the Multi-Asset Income Fund will not use options for the purpose of increasing the Multi-Asset Income Fund’s leverage with respect to any portfolio investment.

The Multi-Asset Income Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Multi-Asset Income Fund.

Principal Risks of the Multi-Asset Income Fund.

Many factors affect the Multi-Asset Income Fund’s performance. The Multi-Asset Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Multi-Asset Income Fund invests. The Multi-Asset Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Multi-Asset Income Fund.

Management Risk. The ability of the Multi-Asset Income Fund to meet its investment objective is directly related to the allocation of the Multi-Asset Income Fund’s assets. Horizon may allocate the Multi-Asset Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Multi-Asset Income Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Multi-Asset Income Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Multi-Asset Income Fund to potentially significant losses. If the Multi-Asset Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Multi-Asset Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Multi-Asset Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Multi-Asset Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Multi-Asset Income Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Multi-Asset Income Fund’s portfolio. Any of these factors could cause the Multi-Asset Income Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Fixed-Income Risk. The value of investments in fixed-income securities, options on fixed-income securities and securities in which the underlying investments are fixed-income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Multi-Asset Income Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations, including increased volatility and possible foreign government interference. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.

Interest Rate Risk. When the Multi-Asset Income Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Multi-Asset Income Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Multi-Asset Income Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

High Yield or Junk Bond Risk. Lower-quality fixed-income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Multi-Asset Income Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Turnover Risk. As a result of its trading strategies, the Multi-Asset Income Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Multi-Asset Income Fund, and may also result in the realization of short-term capital gains. The Multi-Asset Income Fund must generally distribute realized capital gains to shareholders, increasing the Multi-Asset Income Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Multi-Asset Income Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risk. You will indirectly pay fees and expenses charged by the ETFs in addition to the Multi-Asset Income Fund’s direct fees and expenses. As a result, the cost of investing in the Multi-Asset Income Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Multi-Asset Income Fund cannot dispose of its shares of the ETF promptly without a reduction in value) and risks associated with fixed-income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Multi-Asset Income Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Multi-Asset Income Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Multi-Asset Income Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Focus Risk. To the extent that the Multi-Asset Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Multi-Asset Income Fund’s performance.

Large Capitalization Company Risk.  Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

MBS Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Multi-Asset Income Fund’s service providers or counterparties, issuers of securities held by the Multi-Asset Income Fund, or other market participants may adversely affect the Multi-Asset Income Fund and its shareholders, including by causing losses for the Multi-Asset Income Fund or impairing its operations.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Performance

Performance information for the Multi-Asset Income Fund is not included because the Multi-Asset Income Fund did not have a full calendar year of performance prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Multi-Asset Income Fund has at least one calendar year of performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, and Mike Dickson, Ph.D., Head of Investments of Horizon, share responsible for the day-to-day management of the Multi-Asset Income Fund as Co-Portfolio Managers. Each has been a Co-Portfolio Manager of the Multi-Asset Income Fund since its inception in June 2019.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Multi-Asset Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the sections titled “How to Purchase Shares” and “How to Redeem Shares” of the Multi-Asset Income Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Multi-Asset Income Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Multi-Asset Income Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Multi-Asset Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Multi-Asset Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Multi-Asset Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Asset Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Investment Objective: Each of the Defensive Fund, the ESG Fund and the Multi-Asset Income Fund (each, a “Fund”) may change its investment objective without shareholder approval upon not less than 60 days’ written notice to shareholders. Additionally, each of the 80% investment limitations of the Defensive Fund and the ESG Fund is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Information Regarding the Allocation of Fund Assets Among Market Segments:

Horizon’s investment philosophy is that markets are dynamic. Changing market conditions provide opportunities for experienced and disciplined managers to create value for their clients. The investment process relies on Horizon’s economic, quantitative and fundamental analysis to identify actionable investment ideas. Horizon’s process may focus on forecasts of relative economic growth rates across countries (with respect to the Multi-Asset Income Fund) and regions, industry or sector-specific growth rates, foreign currency exchange rates (with respect to the Multi-Asset Income Fund), as well as company versus peer group metrics, such as price-to-earnings ratio. Horizon believes that its portfolio construction is based on the latest optimization and risk mitigation tools available and is focused on balancing the tradeoff between expected risk and return. Risk is controlled through position, portfolio and market level metrics. Each Fund’s portfolio is periodically tested through both historical as well as simulated market environments to evaluate potential periods of volatility and downside risk. When allocating assets, Horizon selects securities without restriction as to the issuer’s country (with respect to the Multi-Asset Income Fund), capitalization, maturity, currency (with respect to the Multi-Asset Income Fund) or credit quality.

Additional Information Regarding the Investment Strategy of the ESG Fund:

In choosing stocks, the ESG Fund uses proprietary quantitative models to identify and acquire holdings for the ESG Fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The ESG Fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the Russell 1000 index. The ESG Fund may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the Russell 1000 index. All of DIMA’s investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by the ESG Fund may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.

Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of DIMA, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by DIMA are considered for investment by the ESG Fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:

•	Level of involvement in controversial sectors and weapons;
•	Adherence to corporate governance principles (including, but not limited to: composition, effectiveness and independence of the board of directors; remuneration; and relations with shareholders, including shareholder voting rights);
•	ESG rating relative to a peer group of issuers; and
•	Efforts to meet the United Nations’ Sustainable Development Goals, which are focused on ending poverty and other deprivations by improving health and education, reducing inequality, and spurring economic growth concurrently with addressing climate change and the preservation of oceans and forests.

The ESG performance of an issuer is evaluated independently from financial information based on a variety of indicators. These factors may include, but are not limited to, the following fields of interest:

Environment:

•	Conservation of flora and fauna;
•	Protection of natural resources, atmosphere and inshore waters;
•	Limitation of land degradation and climate change; and
•	Avoidance of encroachment on ecosystems and loss of biodiversity.

Social:

•	Human rights;
•	Prohibition of child labor and forced labor;
•	Non-discrimination;
•	Workplace health and safety; and
•	Fair workplace and appropriate remuneration.

Corporate Governance:

•	International Corporate Governance Network (ICGN) Corporate Governance Principles (a set of principles regarding corporate accountability and shareholder protections adopted by an investor-led global organization); and
•	United Nations Global Compact Anti-Corruption Principle (the principle that businesses should work against corruption in all its forms, part of a global initiative with over 13,000 corporate and other participants).

PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the principal risks identified in the following table and in the description of each Fund’s principal risks, above. The principal risks identified below are discussed in more detail in the disclosure that immediately follows the table.

	Defensive Fund	ESG Fund	Multi-Asset Income Fund
Credit Risk			✓
Dividend Yield Risk			✓
Domestic Strategy Risk	✓	✓
Emerging Markets Risk			✓
Equity Securities Risk	✓	✓	✓
ESG Investing Risk		✓
ETF Risk	✓	✓	✓
Fixed-Income Risk	✓	✓	✓
Fluctuation of NAV; Unit Premiums and Discounts	✓	✓	✓
Focus Risk	✓	✓	✓
Foreign Currency Risk			✓
Foreign Securities Risk			✓
High Yield or Junk Bond Risk	✓		✓
Interest Rate Risk			✓
Large Capitalization Company Risk	✓	✓	✓
Management Risk	✓	✓	✓
Market Risk	✓	✓	✓
Mortgage Backed Securities Risk			✓
Master Limited Partnership Risk			✓
New Fund Risk	✓	✓	✓
Non-U.S. Government Debt Risk			✓
Operational and Technology Risk	✓	✓	✓
Options Risk	✓		✓
Quantitative Model Risk	✓	✓	✓
Real Estate Risk			✓
Risk Assist® Strategy Risk	✓	✓
Smaller and Medium Capitalization Company Risk	✓	✓	✓
Turnover Risk	✓	✓	✓

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated below the fourth classification by Moody’s (Baa) and S&P (BBB) (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Domestic Strategy Risk. Because the Defensive Fund and the ESG Fund will invest primarily in U.S. issuers, these Funds are subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Emerging Markets Risk. In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Market Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including, competition; expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If an investor held common stock of an issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Convertible Preferred Stocks.  Preferred stock (see below) may also be convertible.  Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer.  Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  The market value of convertible preferred stock performs like that of a regular debt security, that is, if market interest rates rise, the value of convertible preferred stock typically falls.

Preferred Stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that an investor could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Warrants.   A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

ESG Investing Risk. Investing primarily in investments that meet ESG criteria carries the risk that the ESG Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.

ETF Risk. When a Fund invests in ETFs, the value of your investment will fluctuate in response to the performance of those ETFs. In addition, investing through a portfolio of ETFs involves certain additional expenses and certain tax results that would not arise for direct investments in the ETFs. By investing indirectly in ETFs through a Fund, an investor will bear not only the investor’s proportionate share of that Fund’s expenses (including operating costs and investment advisory fees), but also, indirectly, similar expenses and charges of the ETFs. In addition, to the extent these ETFs trade their portfolios actively, they will likely incur higher brokerage commissions and increased realization of taxable gains. ETFs that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, may be more volatile than investments in other funds.

Under the Investment Company Act of 1940 (the “1940 Act”), a Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Index-based ETFs may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Index-based ETFs that utilize a representative sampling approach to track their respective underlying indices are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETFs will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Fixed-income Risk. The value of investments in fixed-income securities, options on fixed-income securities or in securities in which the underlying investments are fixed-income securities are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment, which increases the change of default. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade and high yield securities risk. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the shares of the ETFs in which a Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings. The market prices of an ETF’s shares will generally fluctuate in accordance with changes in the ETF’s NAV and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. It cannot be predicted whether an ETF’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the ETF’s shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the ETF trading individually or in the aggregate at any point in time. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or illiquidity. While an ETF’s creation/redemption feature is designed to make it likely that the ETF’s shares normally will trade close to its NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the ETF’s NAV. If a Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent that no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

Focus Risk. To the extent that a Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. ETFs that hold short positions in foreign currencies, or buy or write options on currency-focused ETFs, in an attempt to hedge against, or generate returns from, potential depreciation in the value of a currency are subject to the risks of rising currency values.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

High Yield or Junk Bond Risk. Lower-quality fixed-income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Interest Rate Risk. The value of investments in bonds (made either directly or through underlying investments) will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Large Capitalization Company Risk.  Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the allocation of that Fund’s assets. Horizon may allocate a Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case a Fund’s value may be adversely affected. Horizon’s judgments about the attractiveness, value and potential appreciation of particular security or other investment in which a Fund invests or sells short, or of industries, companies or economic trends generally, may prove to be incorrect and may not produce the desired results.

Market Risk. Investments in securities and other investments in general are subject to market risks that may cause their prices to fluctuate over time. Investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of a Fund’s securities (which may be material on a daily, weekly, monthly or other basis) will cause the NAV of that Fund to fluctuate.

Master Limited Partnership Risk. Investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in that Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Mortgage Backed Securities Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns. The value of these securities may go down as a result of changes in prepayment and/or default rates on the underlying mortgage loans. During periods of declining interest rates, prepayment rates usually increase and a Fund may have to reinvest prepayment proceeds at lower interest rates. During periods of rising interest rates, prepayment rates usually decrease and a Fund may have less opportunity to reinvest prepayment proceeds at higher interest rates.

New Fund Risk. Each Fund has been recently formed and has limited or no operating history as of the date of this Prospectus. There can be no assurance that any Fund will grow to or maintain an economically viable size.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties, issuers of securities held by the Funds, or other market participants may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the Funds’ service providers or counterparties, issuers of securities held by the Funds or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations.

Cyber-attacks, disruptions, or failures may adversely affect the Funds and their shareholders or cause reputational damage and subject the Funds to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the Funds’ or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the Funds, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the Funds and their service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Funds, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the Funds cannot directly control any cybersecurity plans and systems put in place by their service providers, Fund counterparties, issuers of securities held by the Funds, or other market participants.

For example, the Funds rely on various sources to calculate their NAV. Therefore, the Funds are subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Funds’ NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If a Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. Option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk. It is possible that particular investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy the Fund’s obligations.

Option Combinations. Each Fund may purchase or write put or call options in combinations, including, without limitation, spreads, straddles, strangles and collars. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option, however, downside protection may be limited as compared to just owning a single option. Also, certain option combinations, such as straddles, may be subject to special tax rules.

Speculation Risk. Because option premiums paid or received by an investor are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Quantitative Model Risk. Each Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the investment adviser(s) may not be successful in selecting companies for investment or determining the weighting of particular stocks in a Fund’s portfolio. Any of these factors could cause a Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT's performance depends on the types and locations of the properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors. A decline in rental income may result from extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Changes in regulations may have adverse effects on the value or performance of REITs or their properties.

Risk Assist® Strategy Risk. Implementing a Fund’s Risk Assist® strategy may result in periods of time when the Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® strategy, including the ratchet function, will be successful in preventing losses in a Fund’s portfolio. Because the Risk Assist® strategy may be implemented in stages, a Fund may have market exposure during times when the Risk Assist® strategy is being implemented. To the extent that the Risk Assist® strategy is implemented, a Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist® strategy is not implemented in a timely manner, a Fund may underperform.

Smaller and Medium Capitalization Company Risk. Investments in small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or on an exchange and may or may not pay dividends. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which will reduce a Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Non-Principal Risks

In addition to the principal risks outlined above, an investment in each Fund is also subject to the following additional risk:

Commodity Risk. Exposure to commodities through underlying investments that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Temporary Defensive Strategies

To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”). The Funds may, from time to time, make available quarter-end (and in some instances month-end) portfolio holdings information on their website at www.horizonmutualfunds.com. The portfolio holdings are generally posted to the website within 30 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings are posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-754-7932.

MANAGEMENT OF THE FUNDS

Investment Adviser

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. As of September 30, 2019, Horizon managed approximately $5.4 billion in client assets.

Under the terms of the Investment Advisory Agreements, Horizon receives monthly fees from each Fund calculated in accordance with the following:

Defensive Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
ESG Fund	At an annual rate of 0.75% of the Fund’s average daily net assets up to $150 million, and 0.70% of the Fund’s average daily net assets of $150 million and above.
Multi-Asset Income Fund	At an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion summarizing the basis for the Board of Trustees’ initial approval of the Investment Advisory Agreements for the Defensive Fund and Multi-Asset Income Fund is included in the Funds’ semi-annual report to shareholders dated May 31, 2019. A discussion summarizing the basis for the Board of Trustees’ initial approval of the Investment Advisory Agreement for the ESG Fund will be included in the Funds’ annual report to shareholders dated November 30, 2019.

Sub-Adviser for the ESG Fund

DWS Investment Management Americas, Inc., with headquarters at 875 Third Avenue, New York, NY 10022, has been engaged as the investment sub-adviser for the ESG Fund, pursuant to a Sub-Advisory Agreement, among the Trust, on behalf of the ESG Fund, Horizon and DIMA (the “Sub-Advisory Agreement”). Under the oversight of the Board of Trustees and Horizon, DIMA makes investment decisions, buys and sells securities for the ESG Fund and conducts research that leads to these purchase and sale decisions. DIMA is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. DIMA and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DIMA is part of a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, DIMA may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the U.S.

Under the terms of the Sub-Advisory Agreement, Horizon pays DIMA a monthly sub-advisory fee calculated at an annual rate of 0.40% of the net advisory fees received by Horizon in respect of the Fund’s average daily net assets below $150 million, and 0.25% of the Fund’s average daily net assets of $150 million and above.

A discussion summarizing the basis for the Board of Trustees’ initial approval of the Sub-Advisory Agreement for the ESG Fund will be included in the Funds’ semi-annual report to shareholders dated November 30, 2019.

Multi-Manager Structure. Horizon, subject to the approval of the Board of Trustees, has ultimate responsibility to recommend the hiring, termination and replacement of sub-advisers on behalf of the ESG Fund (a “Sub-Advised Fund”), and to supervise, monitor and evaluate the performance of each sub-adviser thereof. The Trust, on behalf of each Sub-Advised Fund, and Horizon intends to seek an order from the SEC (the “Order”) that permits Horizon to appoint or replace certain sub-advisers to manage all or a portion of each Sub-Advised Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisers, in each case subject to the approval of the Board, but without obtaining shareholder approval (“multi-manager structure”). Board approval of any change of a Sub-Advised Fund’s sub-adviser will include a determination by the Board that the change is in the best interests of the Sub-Advised Fund and its shareholders and, based on the information provided to the Board, does not involve a conflict of interest from which Horizon, a sub-adviser, any officer or trustee of the Sub-Advised Fund, or any officer or board member of Horizon derives an inappropriate advantage. Pursuant to the proposed Order, Horizon, with the approval of the Board, will have the discretion to terminate any sub-adviser and allocate and reallocate the Sub-Advised Fund’s assets among any other sub-advisers. Because Horizon compensates each sub-adviser out of its management fee, Horizon is able to reduce a Sub-Advised Fund’s sub-advisory fees and retain a larger portion of the management fee, or increase the Sub-Advised Fund’s sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the proposed Order, Horizon will not be required to publicly disclose its contractual fee arrangements with any sub-adviser. Each Sub-Advised Fund and Horizon will be subject to the conditions imposed by the Order, including the condition that within 90 days of hiring a new sub-adviser pursuant to the multi-manager structure, the Sub-Advised Fund will provide shareholders with an information statement containing information about the new sub-adviser. The shareholders of each Sub-Advised Fund will have approved the multi-manager structure described herein.

Expense Limitation Agreements

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses of each Fund, at least until December 31, 2022, so that direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Fund do not exceed the amounts listed below:

	Advisor Class	Institutional Class	Investor Class
Defensive Multi-Factor Fund	0.99%	0.99%	0.99%
ESG Fund	0.94%	0.94%	0.94%
Multi-Asset Income Fund	0.99%	0.99%	0.99%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. Only the Funds’ Board of Trustees may elect to terminate the advisory fee waiver agreement.

Portfolio Managers

Mike Dickson, Ph.D. – Head of Investments (Multi-Asset Income Fund)

Dr. Dickson joined Horizon in March 2015 as Director of Structured Financial Solutions, where he focuses on new product development and innovation, with an emphasis on retirement income strategies. He also supports Horizon’s investment process through the development of quantitative methods and strategies. Dr. Dickson specializes in the areas of return predictability, portfolio optimization, and factor models. Previously, he taught undergraduate finance at UNC Charlotte from 2012 through 2015 and, before that, worked in financial analysis support roles at Premier, Inc., and Global Compliance. Dr. Dickson received his BS in Chemistry from Winthrop University and both an MS in Economics and Ph.D. in Finance from University of North Carolina at Charlotte.

Scott Ladner – Chief Investment Officer (Defensive Fund and ESG Fund)

Mr. Ladner provides trading, risk management and quantitative expertise to several of the firm’s strategies, with a particular emphasis on building Horizon’s Risk Management suite of products, as well as its capabilities within the alternative and absolute return investment space. Mr. Ladner joined Horizon in 2010. Prior to Horizon, Mr. Ladner was a founder of Charlotte Global Advisors and Principal Guard, LLC. Mr. Ladner helped to launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the $4 billion equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the $300 billion notional swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his BA in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Josh Rohauer – Portfolio Manager (Defensive Fund and ESG Fund)

Mr. Rohauer is part of the investment strategies team at Horizon, focusing on fixed-income and options strategies. Prior to joining Horizon Investments in 2017, Mr. Rohauer attended the University of North Carolina at Charlotte’s electrical engineering program from 2014 through 2017 and worked at Nathan Hale Capital’s residential mortgages department. Prior to that, Mr. Rohauer worked in the Sales and Trading division of Investment Banking at Wells Fargo. Over 14 years at Wells Fargo, Mr. Rohauer worked within Municipal Derivatives, Fixed Income Options and Commercial Mortgage trading. Mr. Rohauer received a BS in Business Administration with a focus in Economics and a minor in math from Alfred University.

Ronald Saba, CFA – Senior Managing Director of Investment Management (Multi-Asset Income Fund)

Mr. Saba has more than twenty years of experience performing fundamental research and managing equity portfolios. He joined Horizon Investments in 2009 and is responsible for all fundamental equity research. Prior to joining Horizon, Mr. Saba was Managing Partner and Chief Investment Officer of Charlotte Capital, LLC from 1999 through 2006, where he was lead portfolio manager for the firm’s two institutional investment products. Prior to his association with Charlotte Capital, Mr. Saba was a Portfolio Manager with Pioneer Investments where he was lead portfolio manager of institutional small cap value portfolios and co-managed the Pioneer Small Company mutual fund. Before that, Mr. Saba was a Portfolio Manager and Analyst with Heartland Advisors where he managed separately managed accounts and served as Co-Portfolio Manager of the Heartland Value Plus Fund. Mr. Saba holds a Masters of Business Administration from the University of Chicago Graduate School of Business and a Bachelor of Science Degree in Business Administration from The Ohio State University.

Pankaj Bhatnagar, PhD – Managing Director and Lead Portfolio Manager (DIMA / ESG Fund)

Mr. Bhatnagar is a Portfolio Manager of the ESG Fund, and together with Mr. Puskar, is jointly and primarily responsible for the day-to-day management of the ESG Fund. He has managed the ESG Fund since its inception in December 2019. He is Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York, and he joined DIMA in 2000 with seven years of industry experience. Previously, he served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers. Mr. Bhatnagar holds a degree in Civil Engineering from the Indian Institute of Technology; Masters of Business Administration, with a focus in Finance, from Kent State University; and a PhD in Finance from University of North Carolina at Chapel Hill.

Arno V. Puskar – Director and Portfolio Manager (DIMA / ESG Fund)

Mr. Puskar is a Portfolio Manager of the ESG Fund, and together with Mr. Bhatnagar, is jointly and primarily responsible for the day-to-day management of the ESG Fund. He has managed the ESG Fund since its inception in December 2019. He is a Portfolio Manager for U.S. Equities and Quantitative Analyst: New York, and he joined DIMA in 1987. Mr. Puskar holds a Bachelor of Science Degree in Industrial Engineering from Lehigh University and a Masters of Business Administration from Pepperdine University.

HOW SHARES ARE PRICED

Each Fund’s NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and most national holidays. The calculated and reported NAV of a Fund is the value of a single share of the Fund. The NAV is calculated for each Fund at the close of business of the NYSE, normally 4:00 p.m. Eastern time (“Valuation Time”). Each Fund’s NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the three classes of a Fund may vary. The value of a Fund’s total assets is generally based on the market value of the securities that a Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when a Fund does not price its shares. Similarly, when the Funds hold securities traded in foreign markets that close prior to U.S. markets then significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Funds. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares. The Funds normally use third party pricing services to obtain market quotations.

If a security does not have a readily available market quotation, Horizon values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees. The types of securities for which fair value pricing is required include, but are not limited to:

•	Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•	Securities for which, in the judgment of Horizon, the prices or values available do not represent the fair value of the instrument. Factors which may cause Horizon to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

•	Securities determined to be illiquid; and

•	Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), each Fund’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which a Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Class

Each Fund has authorized three classes of shares, Advisor Class, Institutional Class and Investor Class. Each class of shares is designed for specific investors. Not all classes are currently being offered for sale.

If you are making your initial investment in a Fund, you must select a class of shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception: pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. All share classes are not available to all investors. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

12b-1 Plans. The Board of Trustees of the Funds has adopted, on behalf of the Advisor Class shares and Investor Class shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan allows a Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities, as well as shareholder servicing. For these services, under the 12b-1 Plan, each Fund is authorized to pay a distribution fee at the rate of up to 0.25% of average net assets attributable to Advisor Class shares and Investor Class shares of that Fund on an annualized basis. The Board of Trustees authorized a temporary voluntary waiver of a portion of the distribution fee for Investor Class shares of the Funds, reducing it to 0.10% of the average net assets attributable to Investor Class shares of each Fund, and this waiver is currently in place through December 31, 2020. The Distributor may use monies authorized by the 12b-1 Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares. Because these distribution and shareholder service fees are paid out of a Fund’s assets on an ongoing basis, the fees under the 12b-1 Plan may, over time, increase the cost of investing in that Fund and cost investors more than other types of sales loads.

Advisor Class

Advisor Class shares are offered without any sales charges, and are not subject to shareholder servicing fees but are subject to a 0.25% 12b-1 fee.

Investor Class

Investor Class shares are offered only through financial intermediaries that have been approved by the Funds and are offered without any sales charges, but are subject to a 12b-1 fee of up to 0.25% (subject to the voluntary waiver described above).

Please refer to your financial representative for detailed information on purchasing Investor Class shares of any Fund.

Institutional Class

Institutional Class shares are offered without any sales charges, and are not subject to any 12b-1 fees.

Additional Information Regarding the Purchase of Shares

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

If you are purchasing Shares, you may send your purchase request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption request does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

For initial purchases by wire

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

For subsequent investment by wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-855-754-7932. If you elected this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Funds buy back their shares. We will redeem your shares at a price per share equal to the NAV next computed following receipt of your redemption request in good order. See the section entitled “Redemption Procedures Request in Good Order”.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind. We will mail your redemption proceeds to your address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 calendar days).

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account. Please call 1-855-754-7932 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

For Investor Class shares, please refer to your financial representative for detailed information on whether your financial representative’s firm is participating in the Funds’ systematic withdrawal plan. Generally, a Fund will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 calendar days). Generally, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

For Advisor Class, Investor Class and Institutional Class shares, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-855-754-7932.

Signature Guarantees

Under certain circumstances, your redemption request must be accompanied by a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 calendar days;
•	For all redemptions in excess of $50,000 from any shareholder account.

A Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Third Party Transactions

The Funds have authorized certain financial intermediaries to accept on their behalf purchase and redemption orders. The Funds will be deemed to have received the order when an approved financial intermediary or an authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by an approved financial intermediary or its authorized designee.

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. that member may charge you a fee for that service. The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by the authorized broker or broker authorized designee.

Horizon may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Funds available for purchase on their platforms. However, distribution-related fees are made from Horizon and are not charged to the Funds, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund’s assets). The securities will be chosen by each Fund and be valued at an amount equal to the net asset value of the shares being redeemed. A shareholder may incur transaction expenses in subsequently converting these securities to cash.

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with each Fund by telephoning the Funds at 1-855-754-7932. between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

• have declined or canceled your telephone investment privilege;

•wish to redeem shares valued in excess of $50,000 or if you ask us to send the redemption proceeds using an address, bank instructions, or payee other than what is currently on file;

• must provide supporting legal documents such as a signature guarantee for redemption; or

• wish to redeem from certain type of retirement accounts.

By Mail

If you are redeeming Shares, you may send your redemption request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

You must include the following information in your written request:

• a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

• other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

• a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ Transfer Agent will charge you a $15.00 fee for each wire redemption. The Transfer Agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

• your account number;

•the amount of the transaction;

•for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

•any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Other Redemption Considerations

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Options For Redemption Proceeds

You may receive your redemption proceeds by check, ACH transfer, or wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

ACH Redemptions. Before you can receive redemption proceeds by ACH, you must establish this option by completing a special form or the appropriate section of your account application.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Fund.

Telephone Redemptions

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Funds reserve the right to refuse a telephone redemption if the caller cannot provide:

•	the account number
•	the name and address exactly as registered on the account

•	the primary social security or employer identification number as registered on the account

The Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Limitation On Purchases and Redemptions

Purchases or sales of shares of the Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions create higher expenses for the Fund. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds for any shareholder making frequent purchases or sales.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the Horizon Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. Generally, a signature guarantee is required for all transfers.

Other Purchase Information

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares or any class thereof, to reject any purchase order or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy on prohibition of Foreign Shareholders

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to close an account within 5 business days if clarifying information or documentation is not received.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-855-754-7932 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

Exchanges of all or a portion of your investment from a Fund to another Horizon Fund may be made as long as the exchange is for the same class of shares of the other Horizon Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Call the Funds to learn more about exchanges. If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to your share of that Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

•	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
•	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Defensive Fund and the ESG Fund each distribute any dividends annually. The Multi-Asset Income Fund distributes any dividends quarterly. Each Fund distributes any capital gains annually. These distributions are typically declared and paid in December, and are taxable as if paid on December 31st of the year declared. A Fund may make an additional distribution if necessary to avoid federal income or excise taxes or as otherwise approved by the Board of Trustees. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Funds in additional shares of the Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions. You may change your distribution option in writing or by telephone. Any request for change should be submitted at least 5 days prior to the record date of the next distribution.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, Horizon attempts to take into account the tax consequences of its investment decisions. However, there may be occasions when Horizon’s investment decisions will result in a negative tax consequence for the Funds’ shareholders.

Taxes on Distributions. You may be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Funds making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Funds held the securities on which it realized the gains. In general, for individual shareholders, the maximum long-term capital gain rate is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

Taxes on Sales. If you redeem your shares of a Fund, you may be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”. Unless your investment is in a tax-deferred account, you may want to avoid investing in the Funds close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at the rate of 24% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Cost Basis. A shareholder’s basis in shares of a Fund that he or she acquires (“Covered Shares”) will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. Each Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

The Funds may accept redemptions and exchanges in excess of the above guidelines if they believe that granting such exceptions is in the best interest of the Funds and the redemption is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Funds to knowingly facilitate a purchase or redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or SAI, and/or is considered not to be in the best interests of the Funds or their other shareholders.

Each Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to Omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent know to the financial intermediary, to the Funds upon request.

Each Fund reserves the right to modify its policies and procedures at any time without prior notice as it deems in its sole discretion to be in the best interests of its shareholders, or to comply with state or Federal legal requirements.

HOUSEHOLDING

To reduce expenses, the Trust mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-754-7932 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. The Trust will begin sending you individual copies thirty days after receiving your request.

Additional Information

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because information was not available as of the date of this Prospectus. Audited financial information for the Defensive Fund and the Multi-Asset Income Fund will be available in the Funds’ annual report to shareholders for the fiscal year ended November 30, 2019.

PRIVACY NOTICE

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number and account information

▪ Account balance and transaction history

▪ Wire Transfer Instructions

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information the reasons Horizon Funds chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪ Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Horizon Funds does not jointly market.

Investment Adviser

Horizon Investments, LLC

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

Investment Sub-Adviser for ESG Fund

DWS Investment Management Americas, Inc.

875 Third Avenue

New York, New York 10022

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Kilpatrick Townsend & Stockton LLP

1001 West 4th Street

Winston-Salem, North Carolina 27101

Custodian

U.S. Bank, N.A

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, Floor 6

Milwaukee, Wisconsin 53202

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-annual Reports. The Funds’ annual and semi-annual reports list the holdings in the Funds, describe the Funds’ performance, and include financial statements for the Funds, and the Funds’ annual report discusses the market conditions and strategies that significantly affected the Funds’ performance during the prior fiscal year.

Statement of Additional Information. The SAI contains additional and more detailed information about the Funds.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

The Prospectus, Annual Report, Semi-Annual Report and holdings information are also available at www.horizonmutualfunds.com.

In addition to requesting these documents from your financial representative, there are additional ways to get a copy of these documents:

1. Call 1-855-754-7932.

2. Write for one, and a copy will be sent without charge:

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

3. Go to the SEC’s website (www.sec.gov) and download a free text-only version. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-855-754-7932.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Funds’ Investment Company Act File Number is 811-23063.